UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2024

KBR, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33146			20-4536774
(State or other jurisdiction of incorporation)	(Commission File Number)			(I.R.S. Employer Identification No.)

	601 Jefferson Street
	Suite 3400
	Houston,	Texas	77002
	(Address of principal executive offices)
Registrant's telephone number including area code: (713) 753-2000

Title of each class	Trading symbol	Name of each exchange on which listed
Common Stock, $0.001 par value	KBR	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2024 Annual Meeting of Stockholders of KBR, Inc. (the “Company”) was held on May 15, 2024 (the “Annual Meeting of Stockholders”). As of the record date, March 20, 2024, there were 134,651,051 shares of common stock outstanding and entitled to vote at the Annual Meeting of Stockholders. On the meeting date, holders of 125,529,114 shares were present in person or by proxy.

The proposals submitted to the stockholders of the Company at the Annual Meeting of Stockholders and the final voting results for each are set forth below. The proposals are described in detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 1, 2024.

Proposal	For	Against	Abstentions	Broker non-votes
1. Election of Directors:
Mark E. Baldwin	116,924,938	870,306	54,246	7,679,624
Stuart J. B. Bradie	117,439,941	367,665	41,884	7,679,624
Joseph Dominguez	117,463,017	330,781	55,692	7,679,624
Lynn A. Dugle	115,629,877	2,173,181	46,432	7,679,624
General Lester L. Lyles, USAF (Ret.)	115,588,268	2,215,234	45,988	7,679,624
Sir John A. Manzoni KCB	117,437,264	356,305	55,921	7,679,624
Lt. General Wendy M. Masiello, USAF (Ret.)	116,702,282	1,102,293	44,915	7,679,624
Jack B. Moore	114,621,291	3,174,038	54,161	7,679,624
Ann D. Pickard	116,661,613	1,133,937	53,940	7,679,624
Carlos A. Sabater	116,740,474	1,055,101	53,915	7,679,624

Each of the director nominees was elected for a one-year term expiring at the 2025 annual meeting of stockholders and until their successors are duly elected and qualified, or until their earlier resignation or removal.

Proposal	For	Against	Abstentions	Broker non-votes
2. Advisory vote to approve the compensation of our Named Executive Officers as disclosed in the proxy statement.	115,862,279	1,919,842	67,369	7,679,624

The advisory vote was in favor of approval of our executive compensation.

Proposal	For	Against	Abstentions	Broker non-votes
3. Ratification of KPMG LLP as independent registered public accounting firm for the Company for the year ending January 3, 2025.	124,777,164	708,583	43,367	N/A

The selection of KPMG LLP as the independent registered public accounting firm for the Company for the year ending January 3, 2025, was ratified.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBR, INC.

May 17, 2024	/s/ Sonia Galindo
Sonia Galindo
Executive Vice President, General Counsel & Corporate Secretary